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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 23, 1996



                     AMERICAN GENERAL FINANCE CORPORATION
              (Exact Name of Registrant as Specified in Charter)



Indiana                             1-6155                          35-0416090
(State or Other                (Commission File                  (IRS Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                            No.)


            601 N.W. Second Street, Evansville, IN        47708
           (Address of Principal Executive Offices)     (Zip Code)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On April 23, 1996, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three-month period ended March 31, 1996.

Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c)   Exhibits.  The following Exhibit is filed as part of this Report:

            Exhibit
            Number                      Description

            99 Earnings Release issued by American General Finance Corporation on April 23, 1996 regarding certain of its unaudited financial results for the three-month period ended March 31, 1996.

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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN GENERAL FINANCE CORPORATION



Dated:   April 24, 1996                   By: /S/ GEORGE W. SCHMIDT
                                              George W. Schmidt
                                              Controller and
                                              Assistant Secretary




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                                 EXHIBIT INDEX



            Exhibit
            Number                     Description


            99 Earnings Release issued by American General Finance Corporation on April 23, 1996 regarding certain of its unaudited financial results for the three-month period ended March 31, 1996.
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